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                                                                 Exhibit 10.18.2



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                 AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

                                     between

                         EME HOMER CITY GENERATION L.P.

                                       and

                              THE BANK OF NEW YORK

                               as Collateral Agent

                        --------------------------------

                          Dated as of December __, 2001

                        --------------------------------







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                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


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
                                          TABLE OF CONTENTS

                                                                                                 PAGE

ARTICLE I DEFINITIONS..............................................................................2

   Section 1.1       Defined Terms.................................................................2
   Section 1.2       OTHER DEFINITIONAL PROVISIONS.................................................8

ARTICLE II AGREEMENT OF COLLATERAL AGENT; CREATION OF ACCOUNTS; GRANT OF SECURITY INTERESTS........8

   Section 2.1       AGREEMENT OF COLLATERAL AGENT.................................................8
   Section 2.2       CREATION OF ACCOUNTS AND SUBACCOUNTS..........................................8
   Section 2.3       DELIVERY OF REVENUES, ETC. TO COLLATERAL AGENT...............................10
   Section 2.4       SECURITY INTERESTS IN THE LESSEE ACCOUNTS....................................10
   Section 2.5       SECURITIES ACCOUNTS..........................................................11

ARTICLE III DEPOSITS INTO ACCOUNTS................................................................12

   Section 3.1       REVENUE ACCOUNT..............................................................12
   Section 3.2       RECOVERY EVENT PROCEEDS ACCOUNT..............................................12
   Section 3.3       RESERVE ACCOUNT..............................................................13
   Section 3.4       EQUITY ACCOUNT...............................................................13
   Section 3.5       DEPOSITS IRREVOCABLE.........................................................13

ARTICLE IV TRANSFERS FROM ACCOUNTS................................................................14

   Section 4.1       REVENUE ACCOUNT..............................................................14
   Section 4.2       RECOVERY EVENT PROCEEDS ACCOUNT..............................................16
   Section 4.3       SENIOR RENT PAYMENT ACCOUNT..................................................16
   Section 4.4       RESERVE ACCOUNT..............................................................17
   Section 4.5       PERMITTED INDEBTEDNESS ACCOUNT...............................................17
   Section 4.6       EQUITY ACCOUNT...............................................................18
   Section 4.7       SUPPLEMENTAL ACCOUNT.........................................................23
   Section 4.8       SUBORDINATED RENT PAYMENT ACCOUNT............................................24
   Section 4.9       SUBORDINATED RESERVE ACCOUNT.................................................24
   Section 4.10      SUSPENDED DISTRIBUTIONS ACCOUNT..............................................24
   Section 4.11      DELIVERY OF REQUEST LETTERS..................................................25
   Section 4.12      SHORTFALL NOTICES............................................................25
   Section 4.13      TRANSFERS FROM ACCOUNTS DURING A DEFAULT PERIOD..............................25
   Section 4.14      COLLATERAL AGENT'S CALCULATIONS..............................................27
   Section 4.15      INSUFFICIENT AMOUNTS.........................................................27

                                      SECURITY DEPOSIT AGREEMENT
                                      --------------------------

                                                  i

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ARTICLE V INVESTMENT..............................................................................28

ARTICLE VI COLLATERAL AGENT.......................................................................29

   Section 6.1       RIGHTS, DUTIES, ETC..........................................................29
   Section 6.2       RESIGNATION OR REMOVAL.......................................................30

ARTICLE VII DETERMINATIONS........................................................................30

ARTICLE VIII MISCELLANEOUS........................................................................30

   Section 8.1       INDEMNIFICATION OF COLLATERAL AGENT..........................................30
   Section 8.2       WAIVER OF RIGHT OF SET-OFF...................................................31
   Section 8.3       TERMINATION..................................................................31
   Section 8.4       SEVERABILITY.................................................................31
   Section 8.5       COUNTERPARTS.................................................................32
   Section 8.6       AMENDMENTS...................................................................32
   Section 8.7       APPLICABLE LAW...............................................................32
   Section 8.8       NOTICES......................................................................32
   Section 8.9       BENEFIT OF SECURITY DEPOSIT AGREEMENT........................................32

                                      SECURITY DEPOSIT AGREEMENT
                                      --------------------------

                                                 ii

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         AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT, dated as of December
__, 2001 (this "AGREEMENT"), between EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership ("EME HOMER CITY" or the "FACILITY LESSEE"), and THE BANK OF NEW YORK, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "COLLATERAL AGENT") and THE BANK OF NEW YORK, in its capacity as a "securities intermediary" as defined in
Section 8-102 of the New York UCC (in such capacity, the "Securities Intermediary").

                                    RECITALS
                                    --------

         A. Contemporaneously herewith, EME Homer City will enter into a transaction pursuant to the Participation Agreements listed on SCHEDULE 1, each by and among EME Homer City, the applicable Owner Lessor, Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Manager, the Owner Participant, Homer City Funding LLC, as Lender, the Lease Indenture Trustee, the Security Agent and The Bank of New York, not in its individual capacity but solely as Bondholder Trustee (as amended, modified and supplemented and in effect from time to time, collectively, the "PARTICIPATION AGREEMENTS") whereby EME Homer City will sell undivided interests in its generating assets to the Owner Lessors and the Owner Lessors will lease such undivided interests in its generating assets to EME Homer City under the Facility Leases.

         B. In consideration of the transactions contemplated by the Participation Agreements, EME Homer City will be obligated to pay to the Secured Parties the aggregate amount of all obligations owed by EME Homer City to the Secured Parties under the Operative Documents (the "LEVERAGED LEASE OBLIGATIONS").

         C. In satisfaction of the requirements of the Secured Parties, the Facility Lessee desires by this Agreement to provide interests in certain Accounts as security for EME Homer City's obligations under the Participation Agreements and the other Operative Documents.

         D. In order to simplify administration of such Accounts and to provide for the orderly enforcement of their respective rights, the Secured Parties have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any security interest intended to benefit the Secured Parties, and to hold the liens created, or to be created, under the Operative Documents.

         E. The parties hereto desire by this Agreement (as defined above) to provide for the receipt of Revenues and the application thereof to the payment of Operating Expenses (as defined below) and Leveraged Lease Obligations and for other purposes as described herein.

                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


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         F. Pursuant to the Ownership and Operation Agreement, dated as of
December ___, 2001 (as amended, supplemented or otherwise modified from time to time, the "OWNERSHIP AND OPERATION AGREEMENT"), among the Collateral Agent and the Secured Parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

         G. It is a condition precedent to the approval by the Secured Parties of the transactions contemplated by the Operative Documents that the Facility Lessee shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

         H. The parties hereto desire to amend and restate the Security Deposit Agreement, among Edison Mission Holdings Co., Edison Mission Finance Co., Homer City Property Holdings, Inc., Chestnut Ridge Energy Co., Mission Energy Westside, Inc., EME Homer City Generation L.P. and United States Trust Company of New York, as Collateral Agent, dated March 18, 1999 in its entirety and release the liens granted therein as provided herein.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby agrees that the Security Deposit Agreement, dated March 18, 1999 is hereby amended and restated as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         Section 1.1 Defined Terms The following terms shall have the meanings indicated:

         "ACCOUNTS" means all accounts established pursuant to SECTION 2.2 of this Agreement.

         "ADDITIONAL RESERVE ACCOUNT" has the meaning specified in Section 2.2.

         "ADDITIONAL RESERVE PERIOD" means the period from and including the Additional Reserve Trigger Date to but excluding the Lien Release Date.



                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


                                       2
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         "ADDITIONAL RESERVE TRIGGER DATE" means the first Restricted Payment
Date on which the conditions set forth in Section 6.9(c)(i) of the Participation Agreement are not satisfied.

         "AMENDMENT DATE" means the date the Operative Documents are executed.

         "AUTHORIZED REPRESENTATIVE" means those of officers and employees of the Facility Lessee whose signatures and incumbency shall have been certified by the Facility Lessee to the Collateral Agent and each Owner Lessor's Representative.

         "COLLATERAL AGENT" has the meaning specified in the PREAMBLE.

         "COMPONENT A LETTER OF CREDIT" means a letter of credit that may be delivered to the Collateral Agent at the election of a Owner Lessor in total or partial satisfaction of the amount on deposit in the applicable subaccount of the Equity Account, the Supplemental Equity Account and the Additional Reserve Account in accordance with Section 4.7 hereof.

         "DEFAULT PERIOD" means the period commencing on the date the Collateral Agent receives a written notice from the Facility Lessee or any of the Secured Parties stating that a Lease Default or a Lease Event of Default has occurred and is continuing under any of the Facility Leases. Such notice shall be deemed to have been delivered if a voluntary petition of Bankruptcy has been filed under Title 11 of the United States Code (or any similar action has been taken under the laws of any other jurisdiction) with respect to the Facility Lessee.

         "DEPOSITARY" means Bank of America NT&SA.

         "EME HOMER CITY" has the meaning specified in the PREAMBLE.

         "ENTITLEMENT ORDER" means "entitlement order" as defined in Article 8 of the New York UCC.

         "EQUITY ACCOUNT" has the meaning specified in SECTION 2.2.

         "FACILITY LESSEE PROVIDED LETTER OF CREDIT" has the meaning provided in
SECTION 4.7(B)(II).

         "LD ACCOUNT" has the meaning specified in SECTION 2.2.

         "LETTER OF CREDIT ACCOUNT" has the meaning specified in SECTION 4.7(b)(i).


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


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         "LIEN RELEASE DATE" means the date on which all amounts payable in respect of the Lessor Notes have been paid in full and the Lien of the Lease Indenture has been released in accordance with the terms thereof.

         "LIMITATION PERIOD" means each period (a) commencing on a first Restricted Payment Date on which the condition contained in Section 6.9(c)(i) of the applicable Participation Agreement is not satisfied and which immediately succeeds a Restricted Payment Date on which such condition was satisfied and (b) ending on the first subsequent Restricted Payment Date on which the condition contained in Section 6.9(c)(i) of the applicable Participation Agreement is satisfied.

         "MONTHLY TRANSFER DATE" means the last Business Day of each month.

         "MOODY'S" means Moody's Investors Service, Inc.

         "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "NOTICE OF ACTION" has the meaning for so long as the Lessor Notes are outstanding and the Lien of the Lease Indenture has not been discharged specified in the Lease Indenture; provided that after the Liens of the Indenture Trustee have been discharged and the Lease Indenture has been terminated, the applicable Owner Participant, during any Event of Default and upon the exercise of remedies pursuant to Section 17.1 of the Facility Lease, the applicable Owner Participant may deliver a "NOTICE OF ACTION" to the Collateral Agent directing the Collateral Agent to take action pursuant to Section 4.13(b).

         "NOx RESERVE ACCOUNT" has the meaning specified in SECTION 2.2.

         "NOx RESERVE PERIOD" means the period commencing on the first Monthly Transfer Date after September 30, 2003 and ending on the first Monthly Transfer Date when the Homer City Generating Station Units 1,2 and 3 selective catalytic reduction (SCR) systems become Operational.

         "NOx RESERVE REQUIREMENT" means the amount equal to the expenditures incurred by the Facility Lessee for acquisition of emission allowances actually used [(other than pursuant to the Permitted Trading Activities)] during the prior fiscal year multiplied by two.

         "OBLIGATIONS" means all obligations and liabilities of the Facility Lessee which may arise under or in connection with the Operative Documents or any other Transaction Document whether on account of Rent payment obligations,



                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


                                       4
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reimbursement obligations, the unpaid principal of and interest on Permitted
Indebtedness, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent and to the Secured Parties that are required to be paid by the Facility Lessee pursuant to the terms of any Transaction Document).

         "OPERATING ACCOUNT" has the meaning specified in SECTION 2.2.

         "OPERATING EXPENSES" means, in respect of any period, all cash amounts paid by the Facility Lessee in the conduct of its business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees and other fees, expenses and capital expenditures necessary for the continued operation and maintenance of the Facility and the conduct of business of EME Homer City.

         "OPERATIVE DOCUMENTS" has the meaning specified in each of the Participation Agreements.

         "ORGANIC DOCUMENT" means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, and, with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement.

         "OWNER LESSOR'S REPRESENTATIVE" means each Person designated as serving as indenture trustee, collateral agent, lenders' representative or in any similar capacity for an Owner Lessor, provided however, that for as long as the Lessor Notes of such Owner Lessor are outstanding, this term shall refer to the Security Agent.

         "PAYMENT DATES" means Rent Payment Dates and Permitted Indebtedness Payment Dates.

         "PERMITTED INDEBTEDNESS ACCOUNT" has the meaning set forth in Section
2.2 hereof.

         "PERMITTED INDEBTEDNESS PAYMENT DATE" means, with respect to any Permitted Indebtedness, any date on which amounts are payable on such Permitted Indebtedness.


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------


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         "PLEDGED ACCOUNTS" means, collectively, the Revenue Account, the Senior
Rent Payment Account, the Recovery Event Proceeds Account and the Equity
Account.

         "PROCEEDS" has the meaning specified in the New York UCC.

         "RECOVERY EVENT" means any settlement of or payment of $5,000,000 or more in respect of (a) any property or casualty insurance claim relating to the Facility or any part thereof or (b) any seizure, condemnation, confiscation or taking of, or requisition of title or use of, the Facility or any part thereof by any Governmental Authority.

         "RECOVERY EVENT PROCEEDS" means proceeds received in respect of a Recovery Event (regardless of whether the amount thereof is less than $5,000,000).

         "RECOVERY EVENT PROCEEDS ACCOUNT" has the meaning specified in
Section 2.2.

         "REQUEST LETTER" means each letter from time to time delivered by an Authorized Representative of the Facility Lessee or by the Facility Lessee to the Collateral Agent requesting the transfer and/or release of funds from one or more Accounts or subaccounts, as applicable to or on behalf of the Facility Lessee in accordance with the terms of this Security Deposit Agreement, each such letter to be in such form acceptable to the Collateral Agent.

         "REQUIRED SECURED PARTIES" has the meaning specified in the Ownership and Operation Agreement.

         "RESTORATION" means the replacement or restoration of the Facility or any part thereof in respect of which the Facility Lessee or any of the Owner Lessors have received Recovery Event Proceeds.

         "RESTRICTED PAYMENT BLOCKAGE DATE" means any date on which the Facility Lessee would not be permitted to make a Component A Payment pursuant to Section
6.9 of the applicable Participation Agreement (other than as a result of the failure to satisfy the condition set forth in Section 6.9(a) of the applicable Participation Agreement).

         "RESTRICTED PAYMENT BLOCKAGE PERIOD" means each Limitation Period, provided that in no event shall any such period exceed eighteen months.

         "RESTRICTED PAYMENTS" has the meaning specified in each of the Participation Agreements.


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

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         "REVENUE ACCOUNT" has the meaning specified in SECTION 2.2.

         "S&P" means Standard & Poor's Rating Group.

         "SECURED PARTIES" means the Collateral Agent and the Owner Lessors.

         "SECURITIES INTERMEDIARY" has the meaning specified in SECTION 2.5.

         "SENIOR RENT RESERVE AMOUNT" means, on any date with respect to an applicable Facility Lease, the sum of the aggregate amount of Senior Rent due and unpaid on that date under such Facility Lease and the lesser of (i) the amount of the second succeeding payment of Senior Rent (other than of the type specified in clause (b) of the definition thereof) under such Facility Lease and
(ii) the aggregate of all amounts transferred into the applicable subaccount of the Equity Account pursuant to Section 4.1(a) during Limitation Periods (and regardless of whether any such amounts thereafter remain on deposit in such applicable subaccount of the Equity Account).

         "SPECIAL RESERVE BALANCE" means, with respect to the calculation of the Modified Senior Rent Service Coverage Ratio for any period, the sum of (a) the amount on deposit (or, in the case of the projected Modified Senior Rent Service Coverage Ratio, projected to be on deposit) in the applicable subaccount of the Supplemental Account on the last day of such period, (b) the amount deposited (or, in the case of the projected Modified Senior Rent Service Coverage Ratio, projected to be deposited) into the applicable subaccount of the Equity Account during the Limitation Period in which the last day of such calculation period occurs but only to the extent such amount remains (or is projected to remain) on deposit in the applicable subaccount of the Equity Account on the last day of such calculation period, (c) the amount deposited (or, in the case of the projected Modified Senior Rent Service Coverage Ratio, projected to be deposited) into the applicable subaccount of the Additional Reserve Account during the Limitation Period in which the last day of such calculation period occurs but only to the extent such amount remains (or is projected to remain) on deposit in the applicable subaccount of the Additional Reserve Account on the last day of such calculation period, (d) the amount on deposit (or, in the case of the projected Modified Senior Rent Service Coverage Ratio, projected to be on deposit) in the applicable subaccount of the Subordinated Rent Payment Account on the last day of such period and (e) the amount on deposit (or, in the case of the projected Modified Senior Rent Service Coverage Ratio, projected to be on deposit) in the applicable subaccount of the Subordinated Reserve Account on the last day of such period.


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

         "TRANSACTION DOCUMENTS" means the Operative Documents and each indenture, loan agreement, underwriting agreement, security purchase agreement or other document entered into in connection with any Permitted Indebtedness.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

                 (a) Unless otherwise defined in SECTION 1.1 hereof, each capitalized term used in this Agreement and not otherwise defined herein shall have the respective meaning set forth in Appendix A to the Participation Agreements unless the context hereof shall otherwise require. The general provisions of Appendix A to the Participation Agreements shall apply to terms used in this Agreement and specifically defined herein. References to applicable Operative Documents (or other agreements) shall mean Operative Documents (or other agreements) as such term is defined in the Participation Agreement to which the relevant Owner Lessor is a party.

                                   ARTICLE II
                                   ----------

                         AGREEMENT OF COLLATERAL AGENT;
                CREATION OF ACCOUNTS; GRANT OF SECURITY INTERESTS

         SECTION 2.1 AGREEMENT OF COLLATERAL AGENT. The Collateral Agent agrees to accept all cash, cash equivalents, instruments, investments and other securities to be delivered to or held by the Collateral Agent pursuant to the terms of this Agreement, and, from such cash, cash equivalents, instruments, investments and other securities, to make the releases and transfers contemplated by this Agreement as and when required in accordance with the terms hereof. The Collateral Agent shall hold and safeguard the Accounts (other than the Operating Account and the cash, cash equivalents, instruments, investments and other securities on deposit therein) during the term of this Agreement in accordance with the provisions hereof. The Collateral Agent shall treat the cash, cash equivalents, instruments, investments and other securities in each Pledged Account as pledged by the Facility Lessee to the Secured Parties, to be held by the Collateral Agent, as agent of the Secured Parties, in trust in accordance with the provisions hereof.

         SECTION 2.2 CREATION OF ACCOUNTS AND SUBACCOUNTS.

                 (a) On or prior to the Amendment Date, (i) the Collateral Agent shall establish in the corporate trust department of The Bank of New York, a special, segregated and irrevocable trust account designated the "Homer City

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Revenue Account" (the "REVENUE ACCOUNT") and (ii) EME Homer City shall establish with the Depositary a special and segregated account designated the "Homer City Operating Account" (the "OPERATING ACCOUNT").

                        (b) On or prior to the Amendment Date, the Collateral Agent shall establish in the corporate trust department of The Bank of New York, special, segregated and irrevocable trust accounts as follows:

                        (i) one designated the "Homer City Recovery Event Proceeds Account" (the "RECOVERY EVENT PROCEEDS ACCOUNT");

                        (ii) one designated the "Homer City Senior Rent Payment Account" (the "SENIOR RENT PAYMENT ACCOUNT");

                        (iii) one designated the "Homer City Subordinated Rent Payment Account" (the "SUBORDINATED RENT PAYMENT ACCOUNT");

                        (iv) one designated the "Homer City Reserve Account" (the "RESERVE ACCOUNT");

                        (v) one designated the "Homer City Equity Account" (the "EQUITY ACCOUNT");

                        (vi) one designated the "Homer City Supplemental Equity Account" (the "SUPPLEMENTAL ACCOUNT");

                        (vii) one designated the "Homer City Suspended Distributions Account" (the "SUSPENDED DISTRIBUTIONS ACCOUNT");

                        (viii) one designated the "Homer City Subordinated Reserve Account" (the "SUBORDINATED RESERVE ACCOUNT");

                        (ix) one designated the "Homer City Distributions Account" (the "DISTRIBUTIONS ACCOUNT");

                        (x) one designated the "Homer City Permitted
        Indebtedness Account" (the "PERMITTED INDEBTEDNESS ACCOUNT"); and


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

                        (xi) one designated the "Homer City Additional Debt Service Reserve Account" (the "ADDITIONAL RESERVE ACCOUNT").

                 (c) On or prior to September 30, 2002, the Collateral Agent shall establish in the corporate trust department of The Bank of New York special, segregated and irrevocable trust accounts as follows:

                        (i) one designated the "Homer City Liquidated Damages Account" (the "LD ACCOUNT");

                        (ii) one designated the "Homer City NOx Reserve Account" (the "NOx RESERVE ACCOUNT").

                 (d) Each of the Accounts (other than the Revenue Account, the Operating Account and the Permitted Indebtedness Account) shall be subdivided into eight subaccounts, one subaccount for each Facility Lease. The Collateral Agent shall maintain separate records for each subaccount. Amounts deposited into or debited from such Accounts shall be deposited or debited from the applicable subaccount as provided herein.

         SECTION 2.3 DELIVERY OF REVENUES, ETC. TO COLLATERAL AGENT. The Facility Lessee shall cause all Revenues and Recovery Event Proceeds and all cash, cash equivalents, instruments, investments and other securities in its possession (excluding amounts received by the Facility Lessee as transfers from the Operating Account or the Distributions Account in accordance with this Agreement) to be delivered immediately to the Collateral Agent for deposit into the Accounts pursuant to Article III. All such Revenues, cash, cash equivalents, instruments, investments and other securities at any time on deposit in the Accounts shall be held in the exclusive custody of the Collateral Agent for the purposes and on the terms set forth in this Agreement.

         SECTION 2.4 SECURITY INTERESTS IN THE LESSEE ACCOUNTS. In order to secure the payment of the Obligations, and the performance and observance by the Facility Lessee of all of its covenants, agreements and obligations to the Secured Parties under the Transaction Documents, the Facility Lessee hereby pledges and assigns to the Collateral Agent, and hereby grants in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in all of the Facility Lessee's right, title and interest, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, in, to and under (i) all Revenues, (ii) the Revenue Account, the Senior Rent Payment Account, the Recovery Event Proceeds Account, the Equity Account and all cash, cash


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------
equivalents, instruments, investments and other securities on deposit therein,
(iii) all security entitlements with respect to any and/or all of the foregoing and all Proceeds of the foregoing. All Accounts (other than the Operating Account) and all cash, cash equivalents, instruments, investments and other securities on deposit therein and security entitlements with respect thereto shall, subject to the provisions of this Agreement, be subject to the exclusive dominion and control of the Collateral Agent, and the Collateral Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from such Accounts, and the Facility Lessee hereby irrevocably appoints the Collateral Agent as its true and lawful attorney, with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of funds from any such Account, which appointment is coupled with an interest and is irrevocable. The Facility Lessee shall not have any rights or powers with respect to any amounts in any of the Accounts (other than the Operating Account) or any part thereof except (i) as provided in the Investments section of this Security Deposit Agreement, (ii) the right to have such amounts applied in accordance with the provisions of this Security Deposit Agreement, and (iii) the right described in Section 4.7(b)(ii).

         SECTION 2.5 SECURITIES ACCOUNTS. The parties hereto hereby agree that:

                 (a) the Accounts (other than the Operating Account) shall be treated as "securities accounts" as such term is defined in Section 8-501 of the New York UCC;

                 (b) The Securities Intermediary shall, subject to the terms of this Agreement, treat the Facility Lessee as the person entitled to exercise the rights that comprise any financial assets credited to the Accounts;

                 (c) all property delivered to the Securities Intermediary, pursuant to the terms of this Agreement, will be promptly credited to the appropriate Account;

                 (d) all securities or other property underlying any financial assets credited to such Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to any Account be registered in the name of the Facility Lessee, payable to the order of the Facility Lessee or specially indorsed to the Facility Lessee except to the extent the forgoing have been specially indorsed to the Securities Intermediary or in blank;


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

                 (e) each item of property (whether investment property, financial asset, security, instrument or cash) credited to such Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC; and

                 (f) if at any time the Securities Intermediary shall receive an Entitlement Order issued by the Collateral Agent and relating to any of the Pledged Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Facility Lessee or any other person. In the event the Facility Lessee, if permitted to give any Entitlement Order with respect to any Pledged Account and such order conflicts with or contradicts an Entitlement Order issued by the Collateral Agent, the Securities Intermediary shall always follow the Entitlement Orders issued by the Collateral Agent.

                                  ARTICLE III
                                  -----------

                             DEPOSITS INTO ACCOUNTS

         SECTION 3.1 REVENUE ACCOUNT. The Facility Lessee agrees that there shall be deposited into the Revenue Account all Revenues and all proceeds of Permitted Indebtedness (including proceeds received pursuant to the SocGen Instrument) received by or on behalf of itself and any proceeds of liquidated damages or settlement proceeds arising out of contractual claims related to the Facility. If, notwithstanding the foregoing, the Facility Lessee receives any Revenues or proceeds of Permitted Indebtedness, it shall immediately deliver such Revenues in the exact form received (duly indorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent for deposit into the Revenue Account. The Collateral Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenue and proceeds of Permitted Indebtedness received by the Collateral Agent shall be deposited into the Revenue Account.

         SECTION 3.2 RECOVERY EVENT PROCEEDS ACCOUNT. The Facility Lessee agrees that there shall be deposited into the Recovery Event Proceeds Account all Recovery Event Proceeds PROVIDED, that if the aggregate amount of Recovery Event Proceeds with respect to a Recovery Event is less than $5 million, such proceeds shall be transferred to the Revenue Account if requested pursuant to a Request Letter. If, notwithstanding the foregoing, the Facility Lessee shall receive any such proceeds, it shall immediately deliver such proceeds in the exact form received (duly endorsed, if appropriate, in a manner satisfactory to the Collateral Agent) to the Collateral Agent for deposit into the Recovery Event Proceeds


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

Account. The Collateral Agent shall have the right to receive all such proceeds directly from the Persons owing the same. All such proceeds received by or on behalf of the Collateral Agent shall be deposited into the Recovery Event Proceeds Account. Amounts deposited into the Recovery Event Proceeds Account shall be credited to each subaccount thereof based upon each Owner Lessor's Percentage of such deposited amounts.

         SECTION 3.3 RESERVE ACCOUNT. The Facility Lessee agrees that on the Amendment Date there shall be deposited into the Reserve Account the proceeds from the sale of the Facility received pursuant to the Facility Deeds and the Bills of Sale, in a total amount of $[134] million. Such amount shall be credited to each subaccount of the Reserve Account based upon each Owner Lessor's Percentage of such deposited amount. No additional amounts shall be deposited into the Reserve Account.

         SECTION 3.4 EQUITY ACCOUNT, SUPPLEMENTAL ACCOUNT AND ADDITIONAL RESERVE ACCOUNT. The Facility Lessee agrees that any Component A Letter of Credit or Facility Lessee Provided Letter of Credit (in each case with respect to the applicable Facility Lease) delivered to the Collateral Agent in accordance with the terms of Section 4.7(b) hereof shall be deposited in the applicable subaccounts of the Equity Account, the Additional Reserve Account or the Supplemental Account and all proceeds from a draw thereon shall be deposited in the applicable subaccounts of the Equity Account, the Additional Reserve Account or the Supplemental Account.

         SECTION 3.5 LD ACCOUNT. The Facility Lessee agrees that there shall be deposited into the LD Account all sums received by or on behalf of the Facility Lessee during the NOx Reserve Period on account of performance liquidated damages and similar payments pursuant to the SCR Construction Contract.

         SECTION 3.6 DEPOSITS IRREVOCABLE. Any deposit made into the Accounts hereunder shall be irrevocable and all cash, cash equivalents, instruments, investments and other securities on deposit shall be held in trust by the Collateral Agent, and applied solely as provided herein.

                                   ARTICLE IV
                                   ----------

                             TRANSFERS FROM ACCOUNTS


         SECTION 4.1 REVENUE ACCOUNT.



                           SECURITY DEPOSIT AGREEMENT
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                                       13

                 (a) Subject to Section 4.13, on each Monthly Transfer Date the Collateral Agent shall transfer with respect to each Owner Lessor, such Owner Lessor's Percentage of the funds on deposit in the Revenue Account in the following amounts in the following order of priority:

                  FIRST, to the Operating Account, the amount certified in such Request Letter to be such Owner Lessor's Percentage of the excess, if any, of the aggregate amount of Operating Expenses then due and payable or projected to become due and payable in the next succeeding month over the balance then on deposit in the Operating Account; PROVIDED THAT if the Annual Budget in effect for such Fiscal Year of the Facility Lessee was determined in accordance with Section 5.14(b) or 5.14(c) of any Participation Agreement, then the amount withdrawn from the Operating Account on any Monthly Transfer Date during such Fiscal Year shall not exceed the amount set forth in such Annual Budget for the immediately succeeding calendar month unless agreed to by the Majority in Interest of the Owner Lessors except with respect to fuel and emission allowance costs which shall not be subject to the consent or approval of the Owner Lessors;

                  SECOND, to the Collateral Agent, the applicable Owner Lessor's Owner Manager, the Lease Indenture Trustee, the Security Agent and the Bondholder Trustee, the amount certified in the Request Letter delivered in connection with such Monthly Transfer Date to be the sum of the unpaid fees, indemnities, costs and expenses then due and payable to such Persons in respect of their respective services in such capacities; PROVIDED THAT in the case of the Collateral Agent and the Bondholder Trustee, such amount shall be such Owner Lessor's Percentage of the sum of the unpaid fees, indemnities, costs and expenses of the Collateral Agent and the Bondholder Trustee;

                  THIRD, into the applicable subaccount of the Senior Rent Payment Account, an amount equal to (a) 1/6th of the aggregate amount (except with respect to the first Rent Payment Date following the Closing Date, 1/3rd of the aggregate amount) which is payable on or within six months following such Monthly Transfer Date on account of Senior Rent (other than of the type specified in clause (b) of the definition thereof) under such Owner Lessor's Facility Lease and (b) the aggregate amount of all Senior Rent of the type specified in clause
         (b) of the definition thereof, under such Owner Lessor's Facility Lease for which will become due and payable prior to the next Monthly Transfer Date together with the amount of all deficiencies, if any, with respect to deposits required to be made in the applicable subaccount of


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                                       14
         the Senior Rent Payment Account in all prior months, as certified in the Request Letter;

                  FOURTH, subject to Section 4.13 hereof and to Section 6.9 of the Participation Agreement, if applicable, and to the Operative Documents applicable to the Persons entitled thereto, an amount equal to all other Supplemental Rent (other than Excepted Payments) under the applicable Facility Lease then due and payable to such Persons as certified in the Request Letter;

                  FIFTH, into the Permitted Indebtedness Account, such Owner Lessor's Percentage of an amount equal to 1/6th of the amounts due and payable in respect of Permitted Indebtedness on or within six months following such Monthly Transfer Date (including all unpaid fees, indemnities, costs and expenses then due and payable with respect to such Permitted Indebtedness), as certified in the Request Letter; provided that, in the case of the SocGen Instrument, (A) in the event that no Early Termination Date (as defined in the SocGen Instrument) has occurred, there shall also be deposited into the Permitted Indebtedness Account 1/6th of the amount (the "ADDITIONAL AMOUNT") required to be paid in accordance with the SocGen Instrument on or within six months following such Monthly Transfer Date in excess of the amount relating to the SocGen Instrument referred to in this clause FIFTH above; and (B) in the event that an Early Termination Date (as so defined) has occurred, there shall be deposited into the Permitted Indebtedness Account on such Monthly Transfer Date the full amount due under the SocGen Instrument (including unpaid fees, indemnities, costs and expenses then due and payable with respect to the SocGen Instrument);

                  SIXTH, into the applicable subaccount of the Equity Account, such Owner Lessor's Percentage of the balance remaining in the Revenue Account.

                      (b) If, on any Monthly Transfer Date, such Owner Lessor's Percentage of the funds on deposit in the Revenue Account are insufficient to make in full any transfer required pursuant to clause FIRST, SECOND, THIRD, FOURTH or FIFTH of Section 4.1(a), the Collateral Agent shall make such transfer with funds then on deposit (in the following order of priority) (i) in the applicable subaccount of each of the Supplemental Account, the Subordinated Reserve Account (funds shall be transferred from the Subordinated Reserve Account only with respect to clause FIRST, SECOND, THIRD and FOURTH), the Subordinated Rent Payment Account, the Suspended Distributions Account, the Additional Reserve Account (funds shall be transferred

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                           --------------------------
from the Additional Reserve Account only with respect to clause FIRST, SECOND and THIRD), the Equity Account (funds shall be transferred from the Equity Account only with respect to clause SECOND and THIRD ) or the Reserve Account (funds shall be transferred from the Reserve Account only with respect to clause SECOND and THIRD), as available.

         SECTION 4.2 RECOVERY EVENT PROCEEDS ACCOUNT.

                 (a) Except as otherwise provided in Section 4.2(b) and subject to Section 4.13, on each Monthly Transfer Date occurring after a Recovery Event and until Restoration with respect thereto is completed, the Collateral Agent shall transfer to the Facility Lessee, from the funds on deposit in each subaccount of the Recovery Event Proceeds Account, such Owner Lessor's Percentage of the amount certified in the Request Letter delivered in connection with such Monthly Transfer Date to be the aggregate amount then due and payable in respect of such Restoration.

                 (b) Subject to Section 4.13, on any Rent Payment Date or Termination Value Payment Date on which Rent or Termination Value under a Facility Lease is required to be paid with any Recovery Event Proceeds, the Collateral Agent shall transfer, from the funds on deposit in the applicable subaccount of the Recovery Event Proceeds Account, the following amounts in the following order of priority:

         FIRST, to the applicable Owner Lessor under such Facility Lease, the amount certified in the Request Letter delivered in connection with such Rent Payment Date or Termination Value Payment Date to be the amount then due and payable in respect of Senior Rent under such Facility Lease (including premium and interest, if any);

         SECOND, into the Permitted Indebtedness Account, the amount sufficient to pay in full the Permitted Indebtedness outstanding; and

         THIRD, to the applicable Owner Lessor, the amount certified in such Request Letter to be the amount of the Component A of Basic Lease Rent or the Component A of Termination Value then due and payable under such Facility Lease.

         SECTION 4.3 SENIOR RENT PAYMENT ACCOUNT Subject to Section 4.13 hereof, on any Rent Payment Date for a Facility Lease, the Collateral Agent shall transfer from funds on deposit in the applicable subaccount of the Senior Rent Payment Account to the Security Agent on behalf of the applicable


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                           --------------------------

Owner Lessor, the amount certified by the Facility Lessee in the Request Letter delivered in connection with such Rent Payment Date to be payable with respect to the Senior Rent and all Supplemental Rent (other than Excepted Payments) under such Facility Lease on such date.

         SECTION 4.4 RESERVE ACCOUNT. Subject to Sections 4.13 and 4.1(b) hereof and so long as no Lease Event of Default (other than a Rent Default Event) then exists, on any Rent Payment Date for a Facility Lease, the Collateral Agent shall transfer to the applicable Owner Lessor from funds on deposit in the applicable subaccount of the Reserve Account the amount certified by the Facility Lessee to be equal to the difference, if positive, between the amounts payable with respect to the Component A of Basic Lease Rent under such Facility Lease on such Rent Payment Date and the amounts that would be available under
Section 4.8, if any (and whether or not the conditions have been met under Section 6.9 of the applicable Participation Agreement), after giving effect to any transfers (with respect to such subaccount) to be made on such date pursuant to Section 4.1 hereof for use in making payments with respect to the Component A of Basic Lease Rent in accordance with the applicable Operative Documents.

         SECTION 4.5 LD ACCOUNT; NOx RESERVE ACCOUNT. During the NOx Reserve Period, subject to Section 4.13 hereof, on each Business Day specified in the Request Letter, the Collateral Agent shall transfer to the Facility Lessee from the funds on deposit in the applicable subaccount of the LD Account and the NOx Reserve Account respectively, the amount certified in such Request Letter to be the aggregate amount then due and payable in respect of emission allowances required to be acquired by the Facility Lessee from time to time during such period. The transfers shall be made from the applicable subaccounts of the LD Account and the NOx Reserve Account in the following order of priority: first, the applicable subaccount of the LD Account and second, the applicable subaccount of the NOx Reserve Account. Subject to Section 4.13, on the first Monthly Transfer Date following the end of the NOx Reserve Period the balance remaining in each subaccount of the LD Account and the NOx Reserve Account shall be transferred into the Equity Account.

         SECTION 4.6 PERMITTED INDEBTEDNESS ACCOUNT. (a) Subject to Section 4.13 hereof, on any date on which any payment is due and payable in respect of Permitted Indebtedness, after giving effect to all transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the Persons that provide each class of Permitted Indebtedness, from the funds on deposit in the Permitted Indebtedness Account, the aggregate amount of principal, premium, fees, indemnities, costs and expenses then due and payable to the Persons that provide


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------
each such class of Permitted Indebtedness, as certified in the Request Letters delivered in connection with such Monthly Transfer Date.

                  (b) Subject to Section 4.13 hereof, on any date on which an Additional Amount is required to be paid under the SocGen Instrument, after giving effect to all transfers to be made on such date pursuant to Section 4.1, the Collateral Agent shall transfer to the counterparty under the SocGen Instrument, from the funds on deposit in the Permitted Indebtedness Account, the amount required to be deposited on such date, as certified in the Request Letter delivered in connection with such deposit; PROVIDED HOWEVER, that no funds shall be transferred on such date for making of a deposit under the SocGen Instrument unless after giving effect to such transfer there are sufficient funds remaining to make in full transfers required pursuant to clause THIRD of Section 4.7 hereof, as certified in the Request Letter. If on any Rent Payment Date on which an Additional Amount is required to be paid under the SocGen Instrument the conditions set forth in the proviso immediately above are not satisfied, then an amount equal to the sum of deposits made into the Permitted Indebtedness Account since the immediately preceding Rent Payment Date pursuant to clause FIFTH (A) of Section 4.1(a) hereof in respect of Additional Amount shall be transferred from the Permitted Indebtedness Account into the Equity Account following the payment pursuant to clause (a) of this Section 4.6.

         SECTION 4.7 EQUITY ACCOUNT.

                 (a) Subject to Section 4.13, on the date specified below the Collateral Agent shall transfer, from the funds on deposit in each subaccount of the Equity Account, the amount certified by the Facility Lessee in the Request Letter delivered in connection with such date the following amounts in the following order of priority:

         FIRST, after giving effect to all transfers made pursuant to Section
    4.1 hereof, on each Monthly Transfer Date either (a) which is also a Restricted Payment Blockage Date occurring prior to the Additional Reserve Period or (b) which occurs during the Additional Reserve Period, into the applicable subaccount of the Supplemental Account, the amount, if any, by which the sum of the balance in the applicable subaccount of the Senior Rent Payment Account and the balance in the applicable subaccount of the Equity Account (immediately prior to giving effect to the transfer contemplated by this clause FIRST) exceeds the applicable Senior Rent Reserve Amount;

         SECOND, on each Monthly Transfer Date either (a) which is also a Restricted Payment Blockage Date occurring prior to the Additional Reserve Period or (b) which occurs during the Additional Reserve Period, into the


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------
    applicable subaccount of the Additional Reserve Account the amount by which the sum of (1) the Owner Lessor's Percentage of the balance in the Revenue Account and (2) the balances in the applicable subaccounts of the Senior Rent Payment Account, the Equity Account (immediately prior to giving effect to the transfer contemplated by this clause SECOND) and the Recovery Event Proceeds Account exceeds the sum of all the Basic Lease Rent and Supplemental Lease Rent due and unpaid on that date and the average of the next two aggregate payments of the Basic Lease Rent, in each case, under the applicable Facility Lease minus the Owner Lessor's Percentage of $1 million, as certified in the Request Letter;

         THIRD, on each Restricted Payment Date which does not occur during the Additional Reserve Period if the conditions to the payments of the Component A of Basic Lease Rent are satisfied pursuant to Section 6.9 of the applicable Participation Agreement, into the applicable subaccount of the Subordinated Rent Payment Account, an amount payable with respect to the Component A of Basic Lease Rent plus all Excepted Payments, if any, due and payable under the applicable Facility Lease on the Restricted Payment Date, together with the amount of all deficiencies, if any, with respect to all payments required in all prior months, as certified in the Request Letter; PROVIDED THAT on each Restricted Payment Date that is not a Rent Payment Date if the SocGen Instrument is not in effect through the following two Restricted Payment Dates than the Collateral Agent shall deposit 1/2 of the amount of Component A of Basic Lease Rent due and payable on the Rent Payment Date following such Restricted Payment Date;

         FOURTH, on each Restricted Payment Date which does not occur during the Additional Reserve Period if the conditions to the payment of the Component A of Basic Lease Rent set forth in Section 6.9 of the applicable Participation Agreement are satisfied, into the applicable subaccount of the Subordinated Reserve Account, an amount equal to the difference, if positive, between the Reserve Requirement under the applicable Facility Lease and the sum of the balances on deposit in the applicable subaccounts of the Reserve Account and the Subordinated Reserve Account;

         FIFTH, on each Restricted Payment Date which occurs during the NOx Reserve Period which is not also the Additional Reserve Period if the conditions to the payment of the Component A of Basic Lease Rent set forth in Section 6.9 of the applicable Participation Agreement are satisfied, the balance remaining in the applicable subaccount of the Equity Account into the applicable subaccount of the NOx Reserve Account the amount equal to such Owner Lessor's Percentage of the NOx Reserve Requirement;


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                           --------------------------

         SIXTH, on each Restricted Payment Date which does not occur during the Additional Reserve Period if the conditions to the payment of the Component A of Basic Lease Rent set forth in Section 6.9 of the applicable Participation Agreement are satisfied, the balance remaining in the applicable subaccount of the Equity Account, either into the Distributions Account or any other account designated by the Facility Lessee for the making of Restricted Payments if the conditions to making these payments as set forth in Section 6.10 of the applicable Participation Agreement are satisfied or into the applicable subaccount of the Suspended Distributions Account if such conditions in Section 6.10 of the applicable Participation Agreement are not satisfied; and


         SEVENTH, on each Monthly Transfer Date either (a) which is not a Restricted Payment Blockage Date occurring prior to the Additional Reserve Period and (b) which does not occur during the Additional Reserve Period, into the applicable subaccount of the Supplemental Account the amount by which the sum of (1) the Owner Lessor's Percentage of the balance in the Revenue Account and (2) the balances in the applicable subaccounts of the Senior Rent Payment Account, the Equity Account and the Recovery Event Proceeds Account exceeds the sum of all the Basic Lease Rent and Supplemental Lease Rent due and unpaid on that date and the average of the next two aggregate payments of the Basic Lease Rent, in each case, under the applicable Facility Lease minus the Owner Lessor's Percentage of $1 million, as certified in the Request Letter.

                 (b) The amount withdrawn from the applicable subaccounts of the Equity Account, the Supplemental Account or the Additional Reserve Account shall be in the manner and priority provided herein:

                        (i) First, upon the occurrence and during the continuance of a Rent Default Event under a Facility Lease, the applicable Owner Lessor may from time to time request and the Collateral Agent shall transfer from the applicable subaccounts (in the following order of priority) of the Supplemental Account, the Equity Account and the Additional Reserve Account (the "Letter of Credit Accounts") to such Owner Lessor, to the extent then on deposit in such subaccount, an amount equal to the Component A of Basic Lease Rent under such Facility Lease then past due (the "OVERDUE RENT"); PROVIDED, that (i) as a condition to such transfer, such Owner Lessor shall cause to be delivered to the Collateral Agent a standby letter of credit with respect to such Facility Lease in form reasonably satisfactory to the parties hereto (the "COMPONENT A LETTER OF CREDIT")


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                           --------------------------
    issued in favor of the Collateral Agent by an Acceptable Credit Provider for the account of a party other than Homer City or any of the Owner Lessors in the face amount equal the amount requested to be withdrawn, PROVIDED, FURTHER, that any transfer of funds from such subaccount of the relevant Letter of Credit Accounts pursuant to this Section 4.7(b) shall not be deemed to constitute any payment of Rent. If at any time after the delivery of a Component A Letter of Credit the amount the Collateral Agent is then directed to transfer from such subaccount of the Equity Account pursuant to the terms of this Agreement exceeds cash then on deposit in such subaccount of the Letter of Credit Account (such excess amount, the "SHORTFALL AMOUNT"), then the Collateral Agent shall draw on the Component A Letter of Credit in an amount equal to the lesser of the Shortfall Amount and the undrawn face amount of the Component A Letter of Credit and shall deposit the proceeds of such drawing into the applicable subaccounts of the relevant Letter of Credit Account (for application in accordance with the terms of this Security Deposit Agreement). If pursuant to the terms thereof the Component A Letter of Credit becomes drawable as a result of the failure of such Component A Letter of Credit to be extended or failure to provide a replacement letter of credit within 30 days of a downgrade of the applicable Acceptable Credit Provider, the Collateral Agent shall draw on the Component A Letter of Credit in an amount equal to the undrawn face amount of the Component A Letter of Credit and shall deposit the proceeds of such drawing into the applicable subaccount of the relevant Letter of Credit Accounts (for application in accordance with the terms of this Security Deposit Agreement).

                        (ii) Second, so long as no Lease Event of Default has occurred and is continuing and distributions are not blocked pursuant to
    Section 6.10 (b)(ii) or (iii) of each Participation Agreement, the Facility Lessee may from time to time request and the Collateral Agent shall transfer from the applicable subaccount of the Equity Account to the Facility Lessee, to the extent cash is then on deposit in such subaccount, an amount equal to the funds specified in such request; PROVIDED, that (i) as a condition to such transfer, the Facility Lessee shall cause to be delivered to the Collateral Agent a standby letter of credit in form reasonably satisfactory to the Collateral Agent (the "FACILITY LESSEE PROVIDED LETTER OF CREDIT") issued in favor of the Collateral Agent by an Acceptable Credit Provider for the account of a party other than the Facility Lessee or any of the Owner Lessors in the face amount equal to the amount


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                           --------------------------
    requested to be withdrawn. If at any time after the delivery of a Facility Lessee Provided Letter of Credit the amount the Collateral Agent is then directed to transfer from such subaccount of the Equity Account pursuant to the terms of this Security Deposit Agreement exceeds cash then on deposit in such subaccount of the Equity Account, as applicable (such excess amount, the "FACILITY LESSEE PROVIDED SHORTFALL AMOUNT"), then the Collateral Agent shall draw on the Facility Lessee Provided Letter of Credit in an amount equal to the lesser of the Facility Lessee Provided Shortfall Amount and the undrawn face amount of the Facility Lessee Provided Letter of Credit and shall deposit the proceeds of such drawing into such subaccount of the Equity Account, as required (for application in accordance with the terms of this Security Deposit Agreement). If pursuant to the terms thereof the Facility Lessee Provided Letter of Credit becomes drawable as a result of the failure of such Facility Lessee Provided Letter of Credit to be extended or failure to provide a replacement letter of credit within 30 days of a downgrade of the applicable Acceptable Credit Provider, the Collateral Agent shall draw on the Facility Lessee Provided Letter of Credit in an amount equal to the undrawn face amount of the Facility Lessee Provided Letter of Credit and shall deposit the proceeds of such drawing into such applicable subaccount of the Equity Account or in such applicable subaccount of the Equity Account (for application in accordance with the terms of this Security Deposit Agreement).

                 (c) In addition, the Collateral Agent shall make transfers from the funds on deposit in each subaccount of the Equity Account in accordance with Sections 4.1(b) and 4.13(b).

                 (d) If, on any Restricted Payment Date the funds on deposit in the applicable subaccount of the Equity Account are insufficient to make in full any transfer required pursuant to clause THIRD of Section 4.7(a) and the conditions to the payments of Component A of Basic Rent are satisfied pursuant to Section 6.9 of the applicable Participation Agreement, the Collateral Agent shall transfer into the applicable subaccount of the Subordinated Rent Account the amount of such shortfall after giving effect to any transfer pursuant to
Section 4.4 from funds then on deposit (in the following order of priority) in the applicable subaccount of each of the Supplement Account, the Subordinated Reserve Account or the Suspended Distributions Account, as available.

                 (f) The Reserve Requirement may be satisfied by Qualifying Credit Support.


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                           --------------------------

         SECTION 4.8 SUPPLEMENTAL ACCOUNT AND ADDITIONAL RESERVE ACCOUNT. (a) Subject to Sections 4.13 and 4.1(b) hereof, on each Monthly Transfer Date or Restricted Payment Date as applicable, the Collateral Agent shall make transfers from the funds on deposit in the applicable subaccount of each of the Supplemental Account and the Additional Reserve Account in accordance with Sections 4.1(b) and 4.7(d).

                 (b) On each Monthly Transfer Date and immediately prior to making the transfers contemplated by Section 4.7, the Collateral Agent shall transfer all funds on deposit in each subaccount of the Supplemental Account and the Additional Reserve Account into the applicable subaccount of the Equity Account.

                 (c) On the Lien Release Date, all amounts on deposit in the subaccounts of the Additional Reserve Account shall be transferred to the Equity Account.

                 (d) After giving effect to all transfers contemplated by
Section 4.7, on each Restricted Payment Date which occurs during the Additional Reserve Period, from funds on deposit in the applicable subaccount of the Supplemental Account, the amount certified by the Facility Lessee in the Request Letter delivered in connection with such date the following amounts in the following order of priority:

                      FIRST, on each Restricted Payment Date if (a) such Restricted Payment Date does not occur during a Restricted Payment Blockage Period and (b) the conditions to the payments of Component A of Basic Lease Rent are satisfied pursuant to Section 6.9 of the applicable Participation Agreement, into the applicable subaccount of the Subordinated Rent Payment Account, an amount payable with respect to the Component A of Basic Lease Rent plus all Excepted Payments, if any, due and payable under the applicable Facility Lease on the Restricted Payment Date, together with the amount of all deficiencies, if any, with respect to all payments required in all prior months, as certified in the Request Letter;

                      SECOND, on each Restricted Payment Date if (a) such Restricted Payment Date does not occur during a Restricted Payment Blockage Period and (b) the conditions to the payment of Component A of Basic Lease Rent set forth in Section 6.9 of the applicable Participation Agreement are satisfied, into the applicable subaccount of the Subordinated Reserve Account, an amount equal to the difference, if positive, between the Reserve Requirement under the applicable Facility Lease and the sum of the balances on deposit in the applicable subaccounts of the Reserve Account and the Subordinated Reserve Account; and


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                           --------------------------

                      THIRD, on each Restricted Payment Date if (a) such Restricted Payment Date does not occur during a Restricted Payment Blockage Period and (b) the conditions to the payment of Component A of Basic Lease Rent set forth in Section 6.9 of the applicable Participation Agreement are satisfied, the balance remaining in the applicable subaccount of the Equity Account, either into the applicable subaccount of the Distributions Account for the making of Restricted Payments if the conditions to making these payments as set forth in Section 6.10 of the applicable Participation Agreement are satisfied or into the applicable subaccount of the Suspended Distributions Account if such conditions in Section 6.10 of the applicable Participation Agreement are not satisfied.

         SECTION 4.9 SUBORDINATED RENT PAYMENT ACCOUNT. Subject to Sections 4.13 and 4.1(b) hereof, if the conditions to the payments of Component A Portion of the Basic Lease Rent are satisfied pursuant to Section 6.9 of the applicable Participation Agreement, on each Restricted Payment Date under such Participation Agreement, after giving effect to all transfers to be made on such date pursuant hereto, the Collateral Agent shall transfer to the applicable Owner Lessor, from funds on deposit in the applicable subaccount of the Subordinated Rent Payment Account, the amount certified by the Facility Lessee in the Request Letter delivered in connection with such payment to be (i) payable with respect to the Component A of the Basic Lease Rent and all Excepted Payments under the applicable Facility Lease and (ii) available for use in making such payments on account of the Component A of Basic Lease Rent and Excepted Payments in accordance with the terms of the applicable Operative Documents.

         SECTION 4.10 SUBORDINATED RESERVE ACCOUNT. Subject to Sections 4.13 and 4.1(b) hereof and so long as no Lease Event of Default (other than a Rent Default Event) then exists on each Restricted Payment Date under such Participation Agreement, following a distribution in accordance with the terms of Sections 4.8 and 4.4 hereof, if any (and whether or not the conditions have been met under Section 6.9 of the applicable Participation Agreement), the Collateral Agent shall transfer to the applicable Owner Lessor, from funds on deposit in the applicable subaccount of the Subordinated Reserve Account, the amount certified by the Facility Lessee in the Request Letter delivered in connection with such Restricted Payment Date to be equal to the difference, if positive, between the aggregate amount of the Component A of Basic Lease Rent and Excepted Payments under the applicable Facility Lease due and the aggregate amount of payments, if any, made on such Restricted Payment Date pursuant to Sections 4.8 and 4.4 hereof.

         SECTION 4.11 SUSPENDED DISTRIBUTIONS ACCOUNT. Subject to Section 4.13 hereof, on each Monthly Transfer Date or Restricted Payment Date (as applicable), the Collateral Agent shall make transfers from the funds on deposit in


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------
the applicable subaccount of the Suspended Distributions Account in accordance with Sections 4.1(b) and 4.7(d). Following the end of the Lease Term of the applicable Facility Lease and the payment in full of all Rent, Termination Value and other amounts due and owing from the Facility Lessee under such Facility Lease and the other Operative Documents, the Collateral Agent shall transfer, all the funds on deposit in the applicable subaccount of the Suspended Distributions Account to the Facility Lessee.

         SECTION 4.12 DELIVERY OF REQUEST LETTERS. Each Request Letter to be delivered by the Facility Lessee pursuant to this Article IV shall be delivered to the Collateral Agent not later than one day prior to the date that the Collateral Agent is required to make any transfer specified therein. At the time the Facility Lessee delivers to the Collateral Agent any Request Letter or other written communication relating to any Account or subaccount of the Accounts, the Facility Lessee shall deliver a copy thereof to each Owner Lessor and its applicable Lease Indenture Trustee, Owner Participant and such Owner Lessor's Representative.

         SECTION 4.13 SHORTFALL NOTICES. Not later than the Business Day preceding each date on which any transfer is to be made pursuant to this Article IV, the Collateral Agent shall notify the applicable Owner Lessor and its applicable Owner Participant if the amounts requested to be transferred on such date in the Request Letter delivered in connection therewith exceed the funds available in the applicable subaccounts of the relevant Accounts.

         SECTION 4.14 TRANSFERS FROM ACCOUNTS DURING A DEFAULT PERIOD.

                 (a) During a Default Period under a Facility Lease, the Facility Lessee shall be entitled to issue Request Letters and otherwise direct the transfer of funds from the applicable Accounts or subaccounts of the Accounts pursuant to the other provisions of this Article IV until the Collateral Agent receives a Notice of Action directing that action be taken pursuant to Section 4.13(b).

                 (b) At any time after the Collateral Agent receives a Notice of Action specifying that action be taken pursuant to this Section 4.13(b), the Collateral Agent shall transfer (from the Accounts or applicable subaccounts in the order set forth in Section 4.13(c)) the following amounts in the following order of priority:

         FIRST, to the Collateral Agent, the amount certified by the Collateral Agent to be the sum of the unpaid fees, indemnities, costs and expenses then due and payable for its services in such capacity;


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                           --------------------------

         SECOND, pro rata to (i) the applicable Owner Lessor, the amount certified by such Owner Lessor to be the aggregate amount (including premium and interest, if any) then due and payable in respect of Senior Rent and Supplemental Lease Rent (other than Excepted Payments) under the applicable Operative Documents and (ii) to extent that the applicable Owner Lessor's Percentage of amounts then on deposit in the Permitted Indebtedness Account are insufficient to pay such amounts, to any Person who has provided Permitted Indebtedness in the aggregate amount of the applicable Owner Lessor's Percentage of such Permitted Indebtedness (including premium and interest, if any) then due and payable;

         THIRD, to the applicable Owner Lessor, the amount certified by such Owner Lessor to be the aggregate amount of the Component A of Basic Lease Rent , Component A of Termination Value and all other fees and indemnities in respect thereof then due and payable in respect of such Component A of Basic Lease Rent or Component A of Termination Value under the applicable Facility Lease;

         FOURTH, pro rata, to the Persons entitled thereto, an amount equal to all other Supplemental Rent under the applicable Facility Lease then due and payable to such Persons and all other sums due and owing by the Facility Lessee to such Persons under any of the applicable Operative Documents (as certified in writing by such Persons); and

         FIFTH, any surplus then remaining after the termination of the applicable Facility Lease in accordance with its terms and the satisfaction of all rents and fees thereunder, shall be paid to the Facility Lessee or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                 (c) The amounts to be distributed pursuant to Section 4.13(b) with respect to any Facility Lease shall be debited from the subaccounts in the following order of priority:

         FIRST, from the applicable subaccount of the Suspended Distributions Account;

         SECOND, from the applicable subaccount of the Subordinated Reserve Account;

         THIRD, from the applicable subaccount of the Supplemental Account;


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                           --------------------------

         FOURTH, from the applicable subaccount of the Subordinated Rent Payment Account;

         FIFTH; from the applicable subaccount of the Reserve Account;

         SIXTH, from the applicable subaccount of the Additional Reserve
    Account;

         SEVENTH, from the applicable subaccount of the Equity Account;

         EIGHTH, from the applicable subaccount of the Senior Rent Payment Account;

         NINTH, solely with respect to amounts distributed pursuant to clauses FIRST through FOURTH of Section 4.13(b) above, up to an amount equal to the amount then on deposit therein, from the applicable subaccount of the Recovery Event Proceeds Account; and

         TENTH, solely with respect to amounts distributed pursuant to clauses FIRST through FOURTH of Section 4.13(b) above, up to an amount equal to such Owner Lessor's Percentage of the amount then on deposit therein, from the Revenue Account.

It is understood and agreed that no amount on deposit in any other subaccount of any of the Accounts (nor, except as provided in clauses seventh and eighth above, amounts on deposit in the Revenue Account or the applicable subaccount of the Recovery Event Proceeds Account) shall be available for distributions to be made pursuant to Section 4.13(b) with respect to such Facility Lease and the applicable Operative Documents.

         SECTION 4.15 COLLATERAL AGENT'S CALCULATIONS. In making the determinations and allocations required by Section 4.13, the Collateral Agent may rely upon information specified in any Request Letter and any certificate of the applicable Owner Lessor delivered to it, as applicable, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All transfers and releases made by the Collateral Agent pursuant to Section 4.13 shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amounts distributed to them.

         SECTION 4.16 INSUFFICIENT AMOUNTS. Except as provided in Sections 4.1(b) and 4.7(d) hereof, to the extent the applicable Owner Lessor Percentage of the amounts on deposit in any Account (or, if the Account has


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                           --------------------------
subaccounts, in the applicable subaccount) are insufficient to fully satisfy any transfer requirement from such Account (or, if the Account has subaccounts, the applicable subaccount) under this Article IV, such transfer shall be made to the extent of the amounts on deposit in such Account (or, if the Account has subaccounts, the applicable subaccount). In addition, if (i) any transfer requirements from any Account (or, if the Account has subaccounts, the applicable subaccount) in this Article IV share the same level of priority and
(ii) the funds equal to the applicable Owner Lessor Percentage of the funds in such Account (or, if the Account has subaccounts, the funds in the applicable subaccount) are insufficient to satisfy in full all such transfer requirements which share such level of priority, such transfers shall be made on a pro rata basis to the extent of the amounts on deposit in such Account (or, if the Account has subaccounts, the funds in the applicable subaccount).

                                   ARTICLE V
                                   ---------

                                   INVESTMENT

         Cash held by the Collateral Agent in the Accounts shall not be invested or reinvested except as provided below:

                 (a) cash held in the Accounts or applicable subaccounts shall be invested and reinvested in Permitted Investments by the Collateral Agent who shall make such Permitted Investments (i) except during a Default Period, at the written direction of the Facility Lessee and (ii) during a Lease Default or Lease Event of Default under a Facility Lease, in Permitted Investments selected by the Collateral Agent unless specific investment instructions are given to the Collateral Agent by the applicable Owner Lessor and in such case, to the extent of amounts credited to applicable subaccounts;

                 (b) the Collateral Agent shall sell or liquidate all or any designated part of the Permitted Investments held in any Account to the extent credited to any subaccount at any time the proceeds thereof are required to make a release from any such subaccount or any transfer between subaccounts pursuant to Article IV hereof; and

                 (c) all such Permitted Investments, the interest thereon, and the net proceeds of the sale, liquidation or payment thereof, shall be held in the appropriate Account and credited to the applicable subaccounts for the same purposes as the cash used to purchase such Permitted Investments.


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                           --------------------------

                  The Collateral Agent shall take such action as may be necessary to perfect the security interest created by this Agreement in all Permitted Investments held in any Pledged Account.

                                   ARTICLE VI
                                   ----------

                                COLLATERAL AGENT

         SECTION 6.1 RIGHTS, DUTIES, ETC. The acceptance by the Collateral Agent of its respective duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Collateral Agent:

                 (a) it shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

                 (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which it in good faith believes to be genuine;

                 (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

                 (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

                 (e) it shall have no duties hereunder, except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

                 (f) it may execute or perform any duties hereunder either directly or through administrative agents or attorneys selected with reasonable care;

                 (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, collateral agent


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                           --------------------------
or administrative agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Collateral Agent hereunder; and

                 (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity.

         SECTION 6.2 RESIGNATION OR REMOVAL. The Collateral Agent may resign or be removed as set forth in Section 6.5 of the Amended and Restated Guarantee and Collateral Agreement.

                                  ARTICLE VII
                                  -----------

                                 DETERMINATIONS

                  In the event of any dispute as to any amount to be distributed or paid by the Collateral Agent from the Accounts (or subaccounts), the Collateral Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the amounts then on deposit in the Accounts or subaccounts, until such dispute shall have been settled by mutual agreement of the disputing parties or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of New York (with respect to disputes in connection with amounts on deposit in the Accounts or subaccounts), and time for an appeal has expired and no appeal has been perfected, but the Collateral Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS

         SECTION 8.1 INDEMNIFICATION OF COLLATERAL AGENT. The Facility Lessee assumes liability for, and agrees to indemnify, protect, save and keep harmless each Owner Lessor, each Owner Lessor's Representative, each Owner Participant, the Security Agent and the Collateral Agent and their respective successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, taxes, penalties, costs and expenses (including reasonable attorneys' fees) that may be imposed on, incurred by, or asserted against, at any time, such Owner Lessor, such Owner Lessor's Representative, such Owner Participant, the Security Agent or the Collateral Agent and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts and subaccounts, the acceptance of


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                           --------------------------
deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash or Permitted Investments in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Collateral Agent made in good faith in the conduct of its duties; except that the Facility Lessee shall not be required to indemnify, protect, save and keep harmless the Collateral Agent or any Owner Lessor, against its own gross negligence or willful misconduct. The indemnities contained in this
Section 8.1 shall survive the termination of this Agreement.

         SECTION 8.2 WAIVER OF RIGHT OF SET-OFF. The Collateral Agent waives, with respect to all of its existing and future claims against the Facility Lessee, all existing and future rights of set-off and banker's liens against the Accounts and subaccounts and all items (and proceeds thereof) that come into its possession in connection with the Accounts.

         SECTION 8.3 TERMINATION. The provisions of Articles III and IV with respect to the applicable Accounts or subaccounts shall terminate on the date on which the applicable Facility Lease shall terminate in accordance with its terms and the Obligations under the applicable Transaction Documents shall have been paid in full. Promptly after such termination, the applicable Owner Lessor shall notify the Collateral Agent of such termination and the Collateral Agent hereby agrees that at the time of such termination (x) the Owner Lessor's Percentage of amounts or Permitted Investments in the Accounts or amounts and Permitted Investments in the applicable subaccounts, as applicable, shall be liquidated as soon as commercially prudent, (y) a reconciliation shall be made of the distributions made from the applicable Accounts or subaccounts and any necessary adjustments to the balances of such applicable Accounts or subaccounts as a result of such reconciliation shall be made and (z) the applicable portion of Owner Lessor's Percentage of the moneys in the applicable Accounts, subject to the other Transaction Documents, or subaccounts (after giving effect to such liquidation and such adjustments) shall, subject to other Transaction Documents, be distributed to the Facility Lessee or as it may direct.

         SECTION 8.4 SEVERABILITY. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.


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                           --------------------------

         SECTION 8.5 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

         SECTION 8.6 AMENDMENTS. The provisions of this Agreement and other Transaction Documents may be amended, modified or waived if such amendment, modification or waiver is in writing and is entered into in accordance with the provisions of the Participation Agreement.

         SECTION 8.7 APPLICABLE LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF ANY OTHER PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE NEW YORK UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY'S JURISDICTION AND THE ACCOUNTS (AS WELL AS THE SECURITIES ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8.8 NOTICES. Except as otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall be deemed to have been duly given or made when delivered if delivered by hand or courier or when received if sent by mail or telecopy, in each case addressed to the party to which such notice is required or permitted to be given or made hereunder set forth below its signature hereto, or such other address as may be specified from time to time by such party in a notice to the other parties hereto.

         SECTION 8.9 BENEFIT OF SECURITY DEPOSIT AGREEMENT

                 (a) This Security Deposit Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Security Deposit Agreement.

                 (b) Notwithstanding the foregoing, in order to secure the Lessor Notes of each Owner Lessor, such Owner Lessor will assign and grant a first priority security interest in favor of its applicable Lease Indenture Trustee in and to all of such Owner Lessor's right, title and interest in, to and under this Security Deposit Agreement (other than to the extent relating to Excepted Payments and the rights to enforce and collect the same). The Facility Lessee hereby consents to such assignment and to the creation of such Lien and security interest and acknowledges


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------
receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Facility Lessee under any other circumstances. Unless and until the Collateral Agent shall have received written notice from the Lease Indenture Trustee that the Lien of the applicable Lease Indenture has been fully discharged, the applicable Security Agent shall have the right (i) to directly receive for application in accordance with the terms of the applicable Lease Indenture all amounts payable or otherwise distributable under this Agreement to the applicable Owner Lessor (other than in respect of the Excepted Payments) and
(ii) to exercise the rights of such Owner Lessor under this Security Deposit Agreement (other than with respect to Excepted Payments and the rights to enforce and collect the same) to the extent set forth in and subject to the exceptions set forth in the applicable Lease Indenture.


                           SECURITY DEPOSIT AGREEMENT
                           --------------------------

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                 EME HOMER CITY GENERATION L.P.

                                 By:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 Address for Notices:

                                 18101 Von Karman Avenue
                                 Suite 1700
                                 Irvine, California 92612-1046

                                 THE BANK OF NEW YORK, as Collateral Agent


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 THE BANK OF NEW YORK, as
                                 Securities Intermediary


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 Address for Notices:

                                 114 West 47th Street
                                 25th Floor
                                 New York, New York  10036





                           SECURITY DEPOSIT AGREEMENT
                           --------------------------